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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 11, 1998



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


   An Ohio Corporation                  No. 1-303               31-0345740
State or other jurisdiction         (Commission File          (IRS Employer
    of incorporation)                    Number)                 Number)


1014 Vine Street
Cincinnati, OH 45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000



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Item 5.  Other Events

         On April 16, 1998, The Kroger Co. filed Registration Statement No. 333-50269 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415, (hereinafter referred to as the "Registration Statement". The Registration Statement provides for the issuance of Securities in an aggregate amount of $800,000,000, and was declared effective on April 29, 1998. Pursuant to a Prospectus Supplement dated December 9, 1998, The Kroger Co. is issuing $300,000,000 of Debt Securities designated 6.80% Senior Notes due 2018.

         Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of the Debt Securities. In connection with the issuance of the 6.80% Senior Notes due 2018, the Registrant has executed an Underwriting Agreement dated December 8, 1998, which is incorporated herein by reference as Exhibit 1.4 hereof.

         Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of the Debt Securities. In connection with the issuance of the 6.80% Senior Notes due 2018, the Registrant has executed a Pricing Agreement dated December 8, 1998, among Registrant, Goldman, Sachs & Co., Chase Securities Inc, and Salomon Smith Barney Inc., the form of which is incorporated herein by reference as Exhibit 1.5 hereof.

         The form of indenture for the 6.80% Senior Notes due 2018 was filed as
         Exhibit 4.3 of the Registration Statement. The Third Supplemental Indenture dated as of December 11, 1998, between the Registrant and Star Bank, National Association, as Trustee, supplements the Indenture dated as of May 1, 1998, between the Registrant and Star Bank, National Association, as Trustee, which originally was qualified as filed with the Registration Statement. The Third Supplemental Indenture is attached hereto as Exhibit 4.3(c).


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)       Exhibits:

                  1.4      Underwriting Agreement dated December 8, 1998.

                  1.5 Pricing Agreement dated December 8, 1998, among Registrant, Goldman, Sachs & Co., Chase Securities Inc, and Salomon Smith Barney Inc., relating to the Registrant's 6.80% Senior Notes due 2018.


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                  4.3(c)   Third Supplemental Indenture dated as of December 11,
                  1998, between the Registrant and Star Bank, National Association, as Trustee, relating to the Registrant's 6.80% Senior Notes due 2018.



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                                  EXHIBIT INDEX


Exhibit No.                           Exhibit
-----------                           -------

         1.4      Underwriting Agreement dated December 8, 1998.

         1.5 Pricing Agreement dated December 8, 1998, among Registrant, Goldman, Sachs & Co., Chase Securities Inc, and Salomon Smith Barney Inc., relating to the Registrant's 6.80% Senior Notes due 2018.

         4.3(c) Third Supplemental Indenture dated as of December 11, 1998, between the Registrant and Star Bank, National Association, as Trustee, relating to the Registrant's 6.80% Senior Notes due 2018.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         THE KROGER CO.



December 11, 1998                    By: (Paul Heldman)
                                            Paul Heldman
                                            Senior Vice President, Secretary
                                            and General Counsel